                                                               File No. 33-12112
                                                               File No. 811-5032

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

                         Pre-Effective Amendment No.________            [ ]

                       Post-Effective Amendment No.    13               [X]
                                                    --------

                                       and

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                 ACT OF 1940                            [ ]
                              Amendment No. 14                          [X]
                                           ----

                                BARON ASSET FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                          767 Fifth Avenue, 24th Floor
                            New York, New York 10153
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)

Registrant's Telephone Number, including Area Code: (212) 583-2000

                               Linda S. Martinson
                                BARON ASSET FUND
                                767 Fifth Avenue
                                   24th Floor
                            New York, New York 10153
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  September 30, 1997
It is proposed that this filing will become effective (check appropriate box) ---- immediately upon filing pursuant to paragraph (b)
---- on (date) pursuant to paragraph (b)
---- 60 days after filing  pursuant to paragraph (a)(1)
---- on (date) pursuant to paragraph (a)(1)
 X   75 days after  filing  pursuant to paragraph (a)(2)
----
---- on (date) pursuant to paragraph (a)(2) of rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant has registered an indefinite number of shares of beneficial interest, $0.01 par value, of securities of the Fund, now existing or hereafter established, under the Securties Act of 1933. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on October 24, 1996.

The Registrant proposes that this amendment will become effective pursuant to Rule 485(a)(2) under the Securities Act of 1933.


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                                BARON ASSET FUND
                              CROSS-REFERENCE SHEET

                           Items Required by Form N-1A

PART A
------

                                                                  Caption in
Item No.                       Item Caption                       Prospectus
--------                       ------------                       ----------
1.                             Cover Page                         COVER PAGE
2.                             Synopsis                           FUND EXPENSES
3.                             Condensed Financial                FINANCIAL HIGHLIGHTS
                               Information
4.                             General Description of             INVESTMENT OBJECTIVE AND
                               Registrant                         PHILOSPOHY; INVESTMENT
                                                                  POLICIES AND RISKS; GENERAL
                                                                  POLICIES; DISTRIBUTION
                                                                  PLAN; INVESTMENT
                                                                  PERFORMANCE; GENERAL
                                                                  INFORMATION
5.                             Management of the Fund             MANAGEMENT OF THE FUNDS;
                                                                  INVESTMENT OBJECTIVES AND
                                                                  PHILIOSOPHY; INVESTMENT
                                                                  POLICIES AND RISKS; GENERAL
                                                                  POLICIES; FUND EXPENSES
6.                             Capital Stock and Other            DIVIDENDS AND
                               Securities                         DISTRIBUTIONS; TAXES;
                                                                  GENERAL INFORMATION
7.                             Purchase of Securities             HOW TO PURCHASE SHARES;
                               Being Offered                      DETERMINING YOUR SHARE
                                                                  PRICE; DISTRIBUTION PLAN;
                                                                  GENERAL INFORMATION
8.                             Redemption or Repurchase           HOW TO REDEEM SHARES;
                                                                  DETERMINING YOUR SHARE
                                                                  PRICE; GENERAL INFORMATION
9.                             Pending Legal Proceedings          NOT APPLICABLE


PART B
------

                                                                  Caption in Statement of
Item No.                       Item Caption                       Additional Information
--------                       ------------                       ----------------------
10.                            Cover Page                         COVER PAGE
11.                            Table of Contents                  TABLE OF CONTENTS
12.                            General Information and            NOT APPLICABLE
                               History
13.                            Investment Objectives and          INVESTMENT OBJECTIVES AND
                               Policies                           POLICIES
14.                            Management of the                  MANAGEMENT OF THE FUNDS
                               Registrant
15.                            Control Persons and                MANAGEMENT OF THE FUNDS


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


                               Principal Holders of
                               Securities

                                                                  Caption in Statement of
Item No.                       Item Caption                       Additional Information
--------                       ------------                       ----------------------
19.                            Purchase, Redemption and           MANAGEMENT OF THE FUNDS;
                               Pricing of Securities Being        REDEMPTION OF SHARES; NET
                               Offered                            ASSET VALUE
20.                            Tax Status                         NOT APPICABLE
21.                            Underwriters                       MANAGEMENT OF THE FUNDS
22.                            Caluculation of Performance        CALUCULATION OF PERFORMANCE
                               Data                               DATA
23.                            Financial Statements               FINANCIAL STATEMENTS FOR
                                                                  THE FISCAL YEAR ENDED
                                                                  SEPTEMBER 30, 1996

BARON ASSET FUND

BARON GROWTH & INCOME FUND

BARON SMALL CAP FUND

767 Fifth Avenue, New York, New York 10153 1-800-99-BARON 212-583-2100

BARON ASSET FUND, started in June of 1987, BARON GROWTH & INCOME FUND, started in January of 1995, and BARON SMALL CAP FUND, started in September of 1997, are no-load, open-end, diversified management investment companies, commonly referred to as mutual funds. BARON ASSET FUND'S investment objective is to seek capital appreciation through investments in securities of small and medium sized companies, with undervalued assets or favorable growth prospects. BARON GROWTH & INCOME FUND'S investment objective is to seek capital appreciation with income as a secondary objective. BARON SMALL CAP FUND'S investment objective is to seek capital appreciation through investments primarily in securities of small companies. These Funds are described in this Prospectus and are referred to individually as a "Fund" and collectively as the "Funds."

The Funds are no-load funds. They sell and redeem their shares at net asset value without any sales charges or redemption fees. The minimum initial investment is $2,000. There is no minimum for subsequent purchases. The minimum for purchases made pursuant to the Funds' Automatic Investment Plan is $500 with a $50 monthly minimum for subsequent purchases.

This Prospectus sets forth concisely the essential information a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information, dated September , 1997, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing or calling the Funds at the address and telephone number set forth above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

September   , 1997

------------------------------------
1        PROSPECTUS


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TABLE OF CONTENTS

Fund Expenses                                                   3

---------------------------------------------------------
Financial Highlights                                            4

---------------------------------------------------------
Investment Objective and Philosophy                             6

---------------------------------------------------------
Investment Policies and Risks                                   7

---------------------------------------------------------
Investment Performance                                         14

---------------------------------------------------------
Management of the Fund                                         15

---------------------------------------------------------
Distribution Plan                                              18

---------------------------------------------------------
How to Purchase Shares                                         18

---------------------------------------------------------
How to Redeem Shares                                           20

---------------------------------------------------------
Determining Your Share Price                                   22

---------------------------------------------------------
Dividends and Distributions                                    23

---------------------------------------------------------
Taxes                                                          24

---------------------------------------------------------
General Information                                            25

--------------------------------------------------------
Management Discussion and Analysis                             26

--------------------------------------------------------

The net asset value per share and the value of a shareholder's holding in the Funds will vary with economic and market conditions. The dividends paid by each Fund will increase or decrease in relation to the income received by that Fund from its investments and the expenses incurred by that Fund.

There is no assurance that the Funds will achieve their respective objectives. Neither Fund purports to offer a complete investment program to which investors should commit all of their investment capital. Please see the section entitled "Investment Policies and Risks" starting on page 7 for a discussion of the risks associated with the Funds.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in the Prospectus and, if given or made, such information or representations may not be relied upon as authorized by the Funds, their Investment Adviser or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy securities in any state to any person to whom it is unlawful to make such offer in such state.

The Funds have registered some or all of the shares intended to be sold pursuant to this Prospectus under State securities laws.

2   --------------------------------------------------------


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FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:

Sales Load Imposed on Purchases................   NONE
Redemption Fee.................................   NONE
Deferred Sales Load............................   NONE
Exchange Fees..................................   NONE

There are additional charges associated with retirement accounts and wire transfers. Purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "How to Purchase Shares" and "How to Redeem Shares")

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets):


-------------------------------------------------------------------
                                                      TOTAL
             MANAGEMENT        12B-1    OTHER         OPERATING
             FEES              FEES     EXPENSES      EXPENSES
-------------------------------------------------------------------

BARON
ASSET
FUND         1.00%             0.25%    0.15%         1.40%
-------------------------------------------------------------------
BARON
GROWTH
&
INCOME
FUND         1.00%             0.25%    0.29%         1.54%
-------------------------------------------------------------------
BARON
SMALL
CAP
FUND         1.00%             0.25%    0.25%         1.50%
-------------------------------------------------------------------


The expenses set forth in the table above for Baron Asset Fund and Baron Growth & Income Fund are based on actual expenses incurred for the fiscal year ended September 30, 1996. Because Baron Small Cap Fund is a new fund, "other expenses" is based on estimated amounts for the current fiscal year. The Adviser will reduce its fee to the extent required to limit Baron Small Cap Fund's operating expenses to 1.5%.

EXAMPLE

A Shareholder would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption at the end of each time period:

-------------------------------------------------------------------
YEAR                       1        3       5       10
-------------------------------------------------------------------
BARON ASSET FUND           $14      $44     $ 77    $168
-------------------------------------------------------------------
BARON GROWTH &
INCOME FUND                $16      $49     $ 84    $183
-------------------------------------------------------------------
BARON SMALL CAP FUND       $15      $47     $ 82    $179
-------------------------------------------------------------------

This information is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a shareholder of each of the Funds. This information should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than those shown. The example assumes a 5% annual return as required by SEC regulations applicable to all mutual funds. The actual performance of the Funds will vary and may result in an actual return greater or less than 5%. The Funds have a plan of distribution pursuant to Rule 12b-1 pursuant to which the Funds pay the Distributor a fee for distribution-related services at the annual rate of .25% of the respective Fund's average daily net assets. As a result, long-term shareholders of the Funds may pay more than the economic equivalent of the maximum front-end sales load permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). For a description of the various costs and expenses incurred in the operation of the Funds, as well as any expense reimbursement or reduction arrangements, see "Management of the Funds" and "Distribution Plan."

FINANCIAL HIGHLIGHTS

The following tables show, on a per share basis, the changes in net asset value, total return and ratios/supplemental data for a share of beneficial interest of Baron Asset Fund and Baron Growth & Income Fund for each period. The information was audited by Coopers & Lybrand L.L.P., the Funds' independent auditors. Their report and the Financial Statements for the Funds are included in the Funds' Annual Report and the Statement of Additional Information, which are available from the Distributor. The following information should be read in conjunction with the Financial Statements and related notes.


                                                                   BARON ASSET FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED
                                    MARCH 31, 1997                          Year Ended September 30
                                     (UNAUDITED)  1996     1995     1994    1993     1992    1991    1990    1989     1988   1987*
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Year...  $35.50    $29.30   $22.82   $21.91  $16.20   $14.80  $10.88  $17.22  $12.98   $11.95  $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)........   (0.07)    (0.06)   (0.09)  (0.14)   (0.13)   (0.08)   0.07    0.21    0.13     0.05    0.07
Net Realized and Unrealized Gains
  (Losses) on Investments...........   (0.41)     6.29     7.23    1.82     6.00     1.52    4.05   (5.14)   4.81     1.18    1.88
                                     --------  --------   ------  ------   ------  ------   ------  ------  ------  ------   ------
Total from Investment Operations....   (0.48)     6.23     7.14    1.68     5.87     1.44    4.12   (4.93)   4.94     1.23    1.95
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income...........................        0         0        0       0        0    (0.04)  (0.20)  (0.16)  (0.05)   (0.03)      0
Distributions from Net Realized
  Gains.............................   (0.04)    (0.03)   (0.66)  (0.77)   (0.16)       0       0   (1.25)  (0.65)   (0.17)      0
                                     --------  --------   ------  ------   ------  ------   ------  ------  ------  ------   ------
Total Distributions.................   (0.04)    (0.03)   (0.66)  (0.77)   (0.16)   (0.04)  (0.20)  (1.41)  (0.70)   (0.20)      0
                                     --------  --------   ------  ------   ------  ------   ------  ------  ------  ------   ------
Net Asset Value, End of Year........  $34.98    $35.50   $29.30  $22.82   $21.91   $16.20  $14.80  $10.88  $17.22   $12.98  $11.95
                                     ========  ========   ======  ======   ======   ======  ======  ======  ======   ======  ======

TOTAL RETURN.......................     (1.4%)   21.3%    32.3%    8.0%    36.5%     9.7%   38.3%  (30.7%)  39.9%    10.7%    19.5%
                                     ========  ========   ======  ======   ======   ======  ======  ======  ======   ======  ======
RATIOS/SUPPLEMENTAL DATA

Net Assets (in millions), End of
  Year..............................$1,663.3   $1,166.1  $290.0   $80.3    $59.9    $43.8   $47.4    $40.0  $47.7   $11.7      $3.9
Ratio of Expenses to Average Net
  Assets............................    1.4%**      1.4%    1.4%    1.6%     1.8%     1.7%    1.7%     1.8%   2.1%    2.5%    2.8%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets......  (0.5%)**    (0.3%)   (0.5%)  (0.7%)   (0.7%)   (0.5%)   0.5%     1.5%   1.3%    0.5%    1.9%**
Portfolio Turnover Rate.............   8.3%       19.3%    35.2%   55.9%   107.9%    95.5%  142.7%    97.8% 148.9%  242.4%     84.7%
Average per share commission
rate paid***........................  $0.0600   $0.0600
------------------------------------------------------------------------------------------------------------------------------------

 * For the period June 12, 1987 (commencement of operations) to September 30, 1987.

**    Annualized.

***   Disclosure required for fiscal years beginning after September 1, 1995.

BARON ASSET FUND'S Adviser and/or Baron Capital reimbursed Baron Asset Fund for expenses aggregating $8,561 (less than $.01 per share) in 1990, $27,315 ($.01 per share) in 1989, $83,219 ($.11 per share) in 1988, and $36,330 ($.20 per share) in 1987. The reimbursement amounts are excluded from the expense data above to the benefit of the Fund's shareholders. The Distributor may from time to time voluntarily assume certain Fund expenses while retaining the ability to be reimbursed by the Fund for those amounts. This has the effect of lowering the overall expense ratio and of increasing yield to investors, or the converse, at the time amounts are assumed or reimbursed.


                                                   BARON GROWTH & INCOME FUND

------------------------------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS
                                                                                    ENDED
                                                                               MARCH 31, 1997   Year Ended September 30
                                                                                 (UNAUDITED)       1996        1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Year.............................................   $ 18.40        $ 14.77      $10.00
INCOME FROM INVESTMENT OPERATIONS

Net Investment Income (Loss)..................................................      0.04           0.11        0.04
Net Realized and Unrealized Gains (Losses) on Investments.....................      0.38           3.66        4.73
                                                                                 -------        -------      ------
Total from Investment Operations..............................................      0.42           3.77        4.77
LESS DISTRIBUTIONS
Dividends from Net Investment Income..........................................     (0.09)         (0.04)       0
Distributions from Net Realized Gains.........................................     (0.16)         (0.10)       0
                                                                                 -------        -------      ------
Total Distributions...........................................................     (0.25)        (0.14)        0
                                                                                 -------        -------      ------
Net Asset Value, End of Year..................................................   $ 18.57       $ 18.40       $14.77
                                                                                 =======        =======      ======

TOTAL RETURN..................................................................      2.3%         25.8%        47.7%
                                                                                 =======        =======      ======
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year.........................................   $273.9        $207.2        $28.6
Ratio of Expenses to Average Net Assets.......................................      1.4%**        1.5%         2.0%**
Ratio of Net Investment Income (Loss) to Average Net Assets...................       .6%**        1.2%         1.1%**
Portfolio Turnover Rate.......................................................     13.4%         40.3%        40.6%
Average per share commission rate paid***.....................................    $ 0.0600     $ 0.0600

-------------------------------------------------------------------------------

 * For the period January 3, 1995 (commencement of operations) to September 30, 1995.

**  Annualized.

*** Disclosure required for fiscal years beginning after September 1, 1995.

The Fund's Custodian offset custody fees of $12,003 (less than $0.01 per share) in 1995. The expense offset amount is included in the expense data above. The Distributor may from time to time voluntarily assume certain Fund expenses while retaining the ability to be reimbursed by the Fund for those amounts. This has the effect of lowering the overall expense ratio and of increasing yield to investors, or the converse, at the time amounts are assumed or reimbursed.

INVESTMENT OBJECTIVES AND PHILOSOPHY

The investment objective of BARON ASSET FUND is to seek capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. Production of income, if any, is incidental to this objective. The investment objective of BARON GROWTH & INCOME FUND is to seek capital appreciation with income as a secondary objective. The investment objective of BARON SMALL CAP FUND is to seek capital appreciation through investments primarily in securities of small companies. These investment objectives are fundamental and, as such, may not be changed without the approval of a majority of the respective Fund's outstanding shares. There is no assurance that the Funds will achieve their investment objectives. Investment decisions are made by the Funds' investment adviser, BAMCO, Inc. (the "Adviser").

BARON ASSET FUND and BARON SMALL CAP FUND seek to achieve their investment objectives by investing their assets in diversified portfolios of primarily common stocks. BARON GROWTH & INCOME FUND seeks to achieve its investment objective by investing in equity and debt securities. BARON ASSET FUND and BARON GROWTH & INCOME FUND invest primarily in the securities of small sized companies with market values of approximately $100 million to $1 billion and medium sized companies with market values of $1 billion to $1.5 billion, although the median market capitalization of BARON GROWTH & INCOME FUND'S portfolio will tend to be higher than BARON ASSET FUND'S. BARON SMALL CAP FUND invests primarily in the securities of smaller companies with market values of up to $1 billion. Although Baron Funds invest primarily in small and medium sized companies, the Funds will not sell positions just because their market values have increased. The other kinds of investments each Fund makes and the risks associated therewith are discussed on page in connection with the Funds' investment policies.

The Funds seek to purchase securities judged by their Adviser to have favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability. The Adviser seeks securities that the Adviser believes have the potential to increase in value at least 50% over two subsequent years, although that goal may not be achieved. As a guide in selecting such investments, the Adviser studies and considers such fundamentals as business profitability, strong balance sheets, undervalued and unrecognized assets, low multiples of free cash flow and income, perceived management skills, unit growth, and the potential to capitalize upon anticipated economic trends. Securities are selected for investment after thorough research of the issuers, the industries in which they operate, and their management. The Funds invest principally in businesses, with a long term outlook; they are not short-term traders of securities.

When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist and believes that investing for temporary defensive purposes is appropriate, all or a portion of the Funds' assets may be invested in money market instruments, which include U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Investment grade obligations would be classified at the time of the investment within the four highest ratings of Standard & Poor's Corporation ("S&P") or Moody's Investor's Service, Inc. ("Moody's"), or, if unrated, would be determined by the Adviser to be of comparable high quality and liquidity. The Funds may also invest in money market instruments in anticipation of investing cash positions or of meeting redemptions. To the extent the Funds are so invested their investment objectives may not be achieved.

INVESTMENT POLICIES AND RISKS

BARON ASSET FUND AND BARON SMALL CAP FUND

In seeking their investment objectives of capital appreciation, BARON ASSET FUND and BARON SMALL CAP FUND invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected solely for their capital appreciation potential, and investment income is not a consideration.

BARON GROWTH & INCOME FUND

BARON GROWTH & INCOME FUND seeks capital appreciation and income by investing in equity and debt securities. The proportion of BARON GROWTH & INCOME FUND'S assets invested in each type of security will vary depending entirely on the Adviser's view of then-existing investment opportunities and economic conditions. The Fund will usually be more heavily invested in equity securities than debt securities, but at other times may have a large portion of its assets invested in debt securities, often with equity characteristics. The portion of the portfolio invested in equity securities is comprised of common stocks and other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. The debt security portion of the portfolio may include notes, bonds, and money market instruments. The debt securities generally will have equity-like characteristics but may consist of all varieties of corporate debt, including the debt of financially distressed companies, debt convertible into equity, and debt issued or guaranteed by the U.S. government or its agencies or instrumentalities, without restriction as to duration. Equity securities are purchased for their capital appreciation potential, but may also be purchased for income purposes because of their dividends. Debt securities are purchased for both their income potential and their capital appreciation opportunities.

GENERAL POLICIES

SMALL AND MEDIUM SIZED COMPANIES

BARON ASSET FUND and BARON GROWTH & INCOME FUND invest primarily in small to medium sized companies with market values between $100 million and $2.5 billion. The median market capitalization of BARON GROWTH & INCOME FUND'S portfolio will tend to be higher than the median of BARON ASSET FUND'S. BARON SMALL CAP FUND invests in smaller sized companies with market values up to $1 billion, although the Fund may increase the market capitalization in the future. The Adviser believes there is more potential for capital appreciation in smaller companies, but there also may be more risk. Securities of smaller companies may not be well known to most investors and may be thinly traded. There is more reliance on the skills of a company's management and on their continued tenure. Investments may be attractively priced relative to the Adviser's assessment of a company's growth prospects, management expertise, and business niche, yet have modest or no current cash flows or earnings. Although the Adviser concentrates on a company's growth prospects, it also focuses on cash flow, asset value and reported earnings. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies. From time to time the Adviser may purchase securities of larger, more widely followed companies for any of the Funds if it believes such investments meet the Adviser's investment criteria and the Funds' investment objectives. The Funds will invest in larger companies if the Adviser judges the securities of smaller companies to be overpriced or where it perceives an attractive opportunity in a larger company. The Funds may continue to make investments in a company even though its market capitalization has increased beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment.

Equity securities may fluctuate in value, often based on factors unrelated to the value of the issuer or its securities. Since convertible securities combine the investment characteristics of both bonds and common stocks, the Funds absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

DEBT SECURITIES

The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. In making investment selections, the Adviser, in addition to using nationally recognized statistical rating organizations ("NRSROs"), also makes its own independent judgments about a security and its issuer. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may invest up to 35% of their respective assets in non-investment grade debt securities, commonly referred to as "junk bonds." Lower rated securities may have a higher yield and the potential for a greater return than investment grade securities but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. The NRSROs may characterize these securities as speculative, with moderate or little protection as to the payment of interest and principal. See the Statement of Additional Information for a general description of NRSRO ratings of debt obligations. The ratings by these NRSROs represent their opinions as to the quality of the debt obligations which they undertake to rate. It should be emphasized that ratings are relative and subjective, and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of these securities. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

With respect to debt securities generally, the interest bearing features of such securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation or the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

BARON GROWTH & INCOME FUND may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality.

OPTIONS

BARON ASSET FUND may, in certain market conditions, use options to defer recognition of unrealized gains in the portfolio and to take advantage of perceived investment opportunities. BARON ASSET FUND may write (sell) call options or buy put options on specific securities BARON ASSET FUND owns where, in the Adviser's judgment, there may be temporary downward pressure on the security. The Adviser does not expect options transactions to be a significant part of BARON ASSET FUND'S investment program. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may purchase put and call options and write (sell) covered put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The writing of put options will be limited to situations where the Adviser believes that the exercise price is an attractive price at which to purchase the underlying security. A put option sold by a Fund would be considered covered by the Fund's placing cash or liquid securities in a segregated account with the custodian in an amount necessary to fulfill the obligation undertaken.

BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may engage in options transactions on specific securities that may be listed on national securities exchanges or traded in the over-the-counter market. Options not traded on a national securities exchange are treated as illiquid securities and may be considered to be "derivative securities." Options transactions will not exceed 25% of BARON GROWTH & INCOME FUND'S or BARON SMALL CAP FUND'S net assets, as measured by the securities covering the options, or 5% of net assets, as measured by the premiums paid for the options, at the time the transactions are entered into.

BORROWINGS

The Funds may borrow up to 5% of their respective net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. In addition, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may borrow for other short-term purposes. To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND will not borrow in an amount exceeding 25% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made. Such borrowing has special risks. Any amount borrowed for leveraging will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

As a form of borrowing, BARON GROWTH & INCOME FUND may engage in reverse repurchase agreements with certain banks or non-bank dealers, where it sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. If it engages in reverse repurchase agreements BARON GROWTH & INCOME FUND will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

SHORT SALES AGAINST THE BOX

For the purpose of either protecting or deferring unrealized gains on portfolio securities, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may make short sales "against the box" where the Fund sells short a security it already owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. The proceeds of the short sale will be held by the broker until the settlement date, at which time the Fund delivers the security to close the short position. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND will not sell short against the box in excess of 25% of their respective net assets.

LENDING

The Funds may lend their portfolio securities to broker-dealers and other institutions as a means of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. BARON ASSET FUND will not lend more than 25% of its total assets and BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND will not lend more than 25% of their respective total assets.

ILLIQUID SECURITIES

BARON ASSET FUND may invest up to 10%, and BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may invest up to 15%, of their respective total assets in securities that are not readily marketable or are otherwise restricted. The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

FOREIGN SECURITIES

The Funds may invest up to 10% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts without regard to this limitation. The Adviser currently intends to invest not more than 10% of the Funds' assets in foreign securities, including both direct investments and investments made through depositary receipts. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers.

SHORT-TERM TRADING AND TURNOVER

The Funds may engage in short-term trading where the Adviser believes that the anticipated gains outweigh the costs of short-term trading. The Adviser expects that the average turnover rate of the Funds' portfolios should not exceed 100%. The turnover rate may vary from year to year depending on how the Adviser anticipates portfolio securities will perform. Short-term trading will increase the amount of brokerage commissions paid by each Fund and the amount of possible short-term capital gains. The amount of portfolio activity will not be a limiting factor in making portfolio decisions.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the restrictions stated above.

MORTGAGE-BACKED SECURITIES

BARON GROWTH & INCOME FUND may invest up to 5% of its assets in mortgage-backed securities that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, BARON GROWTH & INCOME FUND may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment.

WHEN-ISSUED SECURITIES

BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may invest up to 5% of their respective assets in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

SPECIAL SITUATIONS

The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The special situation may involve securities of companies with higher market capitalizations.

INVESTMENT PERFORMANCE

The investment results of each Fund quoted in advertisements and other sales literature may refer to average annual total return and actual return. Average annual total return assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of all dividends and distributions during the period at the net asset value on the reinvestment date. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Because average annual returns are annualized they tend to even out variations in the returns, and are not the same as actual year-by-year results. The actual return performance calculations, which also may be quoted in advertising, reflect the results of a continuous shareholder who does not redeem. It measures the percentage change between the net asset value of a hypothetical $1,000 investment in each Fund at the beginning of a period and the net asset value of that investment at the end of a period, assuming reinvestment of all dividend and capital gain distributions at the net asset value on the reinvestment date. The performance of major market indices such as the Dow Jones Industrial Average, Russell 2000, and Standard & Poor's 500 may also be included in advertising so that each Fund's results may be compared with those of groups of unmanaged securities widely regarded by investors as measures of market performance. Brokerage fees are not factored into the performance of the indices. The performance data of the Funds include all recurring fees such as brokerage and investment advisory fees. Data and rankings from Lipper Analytical Services, Inc., CDA Investment Technologies, Morningstar or other industry publications may also be used in advertising. See the Statement of Additional Information.

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Funds, is also a wholly owned subsidiary of BCG.

Under separate Advisory Agreements with each Fund (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services and management to each Fund. Mr. Ronald Baron is the chief investment officer of the Adviser and is primarily responsible for the day-to-day management of the portfolios of BARON ASSET FUND and BARON GROWTH & INCOME FUND . He has managed the portfolios of these Funds since their inception. Mr. Clifford Greenberg is primarily responsible for the day-to-day management of BARON SMALL CAP FUND. The Adviser also keeps the books of account of each series, and calculates daily the income and net asset value per share of each Fund.

As compensation for the services rendered under each Advisory Agreement, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of each Fund's respective average daily net asset value. The advisory fee is higher than that paid by most investment companies.

BROKERAGE

Brokerage transactions for the Funds are effected chiefly by or through its Adviser's affiliate, Baron Capital, when consistent with the policy of obtaining the best net results for the Funds and subject to the conditions and limitations of the 1940 Act. Baron Capital is a registered broker-dealer and a member of the NASD. In determining the best net results for the Fund, the Adviser will examine factors such as price (including the applicable brokerage commission or dealer spread), size of order, efficiency and reliability of execution. The Funds' Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds will also consider sales of their shares as a factor in the selection of broker-dealers to execute portfolio transactions. See Statement of Additional Information for a description of the commissions paid to Baron Capital.

TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The Funds' Board of Trustees has overall responsibility for the management of the Funds. The Trustees and executive officers of the Funds and their principal occupations during the last five years are set forth below.


                                   POSITION HELD WITH         PRINCIPAL OCCUPATION(S) DURING PAST
NAME AND ADDRESS                   THE FUNDS                  FIVE YEARS
------------------------------------------------------------------------------------------------------------
Ronald Baron*+                     President & Trustee        President and Director of: Baron Capital, Inc.
767 Fifth Avenue                                              (1982-Present), Baron Capital Management, Inc.
New York, NY 10153                                            (1983-Present), Baron Capital Group, Inc.
                                                              (1984-Present), BAMCO, Inc. (1987-Present).

------------------------------------------------------------------------------------------------------------
Norman S. Edelcup                  Trustee                    Chairman, Item Processing of America
244 Atlantic Isle                                             (1989-Present), (financial institution service bureau);
N. Miami Beach, FL 33160                                      Director, Valhi, Inc. (1975-Present) (diversified
                                                              company); Director, Artistic Greetings, Inc.
                                                              (1985-Present).
------------------------------------------------------------------------------------------------------------
Neal M. Elliott                    Trustee                    President, Chief Executive Officer and
6001 Indian School Rd., NE                                    Chairman, Horizon/CMS Healthcare Corp.
Albuquerque, NM 87110                                         (1986-Present) (long-term health care);
                                                              Director, LTC Properties, Inc. (1992-Present)
                                                              (real estate investment trust); Director,
                                                              Frontier Natural Gas Corp. (1991-Present) (oil and
                                                              gas exploration).
------------------------------------------------------------------------------------------------------------
Mark M. Feldman                    Trustee                    President and Chief Executive Officer, Cold Spring
444 Madison Ave, Ste 703                                      Group, Inc.(1993-Present) (reorganization and
New York, N.Y. 10020                                          restructuring consulting); Executive Vice President
                                                              and Chief Restructuring Officer, Lomas Financial
                                                              Corp. and subsidiaries (1995-1996) (reorganizing
                                                              debtors-in-possession); Trustee, Aerospace
                                                              Creditors Liquidating Trust 1993-Present)
                                                              (administers and liquidates assets).
------------------------------------------------------------------------------------------------------------
Irwin Greenberg                    Trustee                    Chairman, Lehigh Valley Hospital Board
3048 Congress Street                                          (1991-Present); Retail Consultant, (1990-Present);
Allentown, PA 18101                                           Director, Cedar Crest College (1990-Present);
                                                              President and Chief Executive Officer, Hess's
                                                              Department Stores (1976-1990).
------------------------------------------------------------------------------------------------------------
Clifford Greenberg                 Vice President             Vice President, Baron Capital, Inc. BAMCO,
767 Fifth Avenue                                              Inc. (1997-Present); General Partner,
New York, NY 10153                                            HPB Associates, L.P. (1984-1996)
                                                              (investment partnership).



                                POSITION HELD WITH   PRINCIPAL OCCUPATION(S) DURING PAST
NAME AND ADDRESS                THE FUNDS            FIVE YEARS
------------------------------------------------------------------------------------------------------------
Linda S. Martinson*+            Secretary,           General Counsel and Secretary of: Baron Capital, Inc. (1983-
767 Fifth Avenue                Vice President       Present), BAMCO, Inc. (1987-Present), Baron Capital
New York, NY 10153              and Trustee          Group, Inc. (1984-Present), Baron Capital Management,
                                                     Inc. (1983-Present).
-----------------------------------------------------------------------------------------------------
Raymond Noveck+                 Trustee              President, Strategic Systems, Inc. (1990-Present)
31 Karen Road                                        (health care information); Director,
Waban, MA 02168                                      Horizon/CMS Healthcare Corporation
                                                     (1987-Present).
-----------------------------------------------------------------------------------------------------
Susan Robbins                   Vice President       Senior Analyst, Vice President, Secretary and Director
767 Fifth Avenue                                     of: Baron Capital, Inc. (1982-Present), Baron Capital
New York, NY 10153                                   Management, Inc. (1983-Present), Baron Capital Group,
                                                     Inc. (1984-Present).
-----------------------------------------------------------------------------------------------------
Morty Schaja*                  Vice President        Managing Director, Vice President, Baron Capital, Inc.
767 Fifth Avenue               and Trustee           (1991-Present), and Director, Baron Capital Group, Inc.,
New York, NY 10153                                   Baron Capital Management, Inc., and BAMCO, Inc. (1997-
                                                     Present).
-----------------------------------------------------------------------------------------------------
Daniel Tisch                   Trustee               Partner, Mentor Partners, L.P. (1987-Present)
500 Park Avenue                                      (investment partnership).
New York, NY 10022
-----------------------------------------------------------------------------------------------------
David A. Silverman, M.D.       Trustee               Physician (1976-Present).
239 Central Park West
New York, NY 10024
-----------------------------------------------------------------------------------------------------
Peggy Wong                     Treasurer and Chief   Treasurer and Chief Financial Officer of: Baron Capital,
767 Fifth  Avenue              Financial Officer     Inc., Baron Capital Group, Inc., BAMCO, Inc., Baron
New York, NY 10153                                   Capital Management, Inc. (1987-Present).

------------------------------------------------------------------

*Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

+Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.

DISTRIBUTION PLAN

The Funds' shares are distributed by Baron Capital, which is the principal underwriter of the shares of each Fund, pursuant to a distribution plan under Rule 12b-1 of the 1940 Act ("Distribution Plan"). The Distribution Plan authorizes the Fund to pay the Principal Underwriter a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. The distribution fee is paid to the Principal Underwriter in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Principal Underwriter who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; interest expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Funds. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.

HOW TO PURCHASE SHARES

Shares of BARON ASSET FUND, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND are offered without any sales load. This means you may purchase, redeem, or exchange shares directly without paying a sales charge. An application is included with this prospectus. A special application is required to open an individual retirement account ("IRA"). Purchase applications are subject to acceptance by the Funds and the Funds reserve the right to reject any purchase application in whole or part. All purchase payments will be invested in full and fractional shares at a price based on the next calculation of net asset value after the order is received by the transfer agent. See "Net Asset Value."

The minimum initial investment is $2,000 unless you choose to invest through the Baron InvestPlan (see page 20). There is no minimum for subsequent purchases. Shareholders who are employees of the Adviser or its affiliates and their immediate families are not subject to the minimums. The Fund may redeem the shares of any shareholder who has an account balance of less than $2,000. See "How to Redeem Shares."

At present, only U.S. citizens and non-U.S. citizens with a tax identification number who reside in the U.S., may purchase shares of the Funds. Please call the Funds' transfer agent at 1-800-442-3814, if you have any questions.

No certificates will be issued except upon written request, and no certificates are issued for fractional shares. The Funds' transfer agent establishes an account for each shareholder to which all shares purchased are credited, together with any dividends and capital gain distributions which may be paid in additional shares. Whenever a transaction occurs in a shareholder's account, the transfer agent will mail a statement showing the transaction and the status of the account.

You may invest the following ways:

BY MAIL

To open a new account send your signed application form with your check payable to BARON FUNDS to:

         Baron Funds
         P.O. Box 419946
         Kansas City, MO 64141-6946

Please make sure you indicate how much money you want invested in which Fund. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards and cash will not be accepted.

When making subsequent investments, complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note indicating in which Baron Fund the investment should go and the account number. Send it to the address above.

BY WIRE

You can make your initial or subsequent investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442-3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 419946, Kansas City, MO 64141-6946. (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

Please be sure to include your name and account number. The Fund will not be responsible for the consequences of delays in the wiring process.

BY TELEPHONE

Once your account is open you may make subsequent investments by telephone and exchange between the Funds if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-442-3814 for the forms.

BARON INVESTPLAN

Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99-BARON), attach a voided check and mail them to Baron Funds, P.O. Box 419946, Kansas City, MO 64141-6946.

THROUGH BROKER-DEALERS

You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. Investors should be aware that if you purchase the shares directly from the Funds, no transaction fee is charged. The Funds will effect purchase orders through broker dealers at the net asset value next determined after the Fund has received the order from the broker-dealer.

HOW TO REDEEM SHARES

Shares of the Funds may be redeemed by any of the methods described below. If you are selling shares in an IRA account please read the information in the IRA kit.

BY MAIL

Shares may be sold by executing a written request for redemption, as described below, and mailing the request to Baron Funds, P.O. Box 419946, Kansas City, MO 64141-6946.

The redemption request must specify the name of the Fund, the number of shares, or dollar amount, to be redeemed and the account number. The request must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. A signature guarantee is required for redemptions greater than $25,000. See the "Special Information About Redemptions" section on page 21. If any certificates have been issued for shares that are included in the redemption request, the certificates must be presented in properly endorsed form. Within three days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

BY TELEPHONE

If you have selected the telephone redemption option when you opened your account, you may redeem your shares by telephone. To add this option to your account call 1-800-442-3814 for a telephone redemption form. Once made, your telephone request cannot be modified or canceled. The minimum amount that you may redeem by telephone is $1,000. The maximum amount that you may redeem by telephone in any quarter is $25,000. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by Electronic Funds Transfer to a pre-authorized bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee (usually a next banking day process).

The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so. Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including recording telephonic instructions and sending written confirmations. The Funds may incur liability if they do not follow these procedures.

BY BROKER-DEALER

You may redeem shares through broker-dealers or other institutions who may charge you a fee.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed is greater than $25,000, all of the signatures on a redemption request and/or certificate must be guaranteed by an "eligible" guarantor. A signature guarantee is a widely accepted way to protect you and the Funds by verifying the signature on your request. The Funds will honor a signature guarantee from acceptable financial institutions such as banks, trust companies, savings and loan associations, credit unions and broker-dealers. A notary public is not an acceptable guarantor. No signature guarantee is required for redemptions of $25,000 or less, per quarter, if proceeds are sent to the address of record.

A corporate resolution, specifying the authorized signatory and containing the corporate seal, is required for corporations that are redeeming. Further documentation may be requested from corporations, administrators, executors, trustees, custodians, or others who hold shares in a fiduciary or representative capacity to evidence the authority of the person or entity making the request. If there are any questions concerning the required documentation, the transfer agent should be contacted in advance at 1-800-442-3814. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

If you have recently purchased shares please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days. Upon receipt of a redemption request in proper form, the shares will be redeemed at their next computed net asset value following receipt of redemption requests by the transfer agent. The net asset value of shares on redemption may be more or less than the investor's cost depending on the market value of the Fund's portfolio securities at the time of redemption. A redemption of shares is a taxable event that may result in recognition of a gain or loss for tax purposes.

The Funds may suspend the right of redemption or postpone the date of payment beyond three days during any period when (a) the New York Stock Exchange is closed other than customary weekend and holiday closings; (b) trading on the New York Stock Exchange is restricted; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which disposal of portfolio securities or determination of the value of the Funds' net assets is not reasonably practicable.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, the Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed or repurchased. If shares are redeemed in kind, the redeeming investor may incur brokerage costs in converting such securities to cash.

The Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account, due to the redemption of shares, has a net asset value of less than $2,000. The Funds will give 60 days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Funds to avoid such redemption.

DETERMINING YOUR SHARE PRICE

Your purchases, sales or exchanges will be processed at the net asset value per share of the Fund as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York City time) on each day that the Exchange is open for trading by dividing the current market value of the Fund's total assets less all of its liabilities by the total number of shares outstanding at the time the determination is made. Valid purchase and redemption orders placed prior to the close of the Exchange on a day the Exchange is open for trading are executed at the net asset value determined as of the close that day, and orders placed after that time are valued as of the close of the next trading day. The Funds may have arrangements with certain institutional entities with respect to the actual receipt of orders. The Funds reserve the right to change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

The Funds' portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others. Money market instruments and debt securities with a remaining maturity of sixty days or less are valued by the amortized cost method unless such method does not represent fair value. Odd lot differentials and brokerage commissions are excluded in calculating net asset value. Securities quoted in a foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. If events that materially affect the value of a Fund's foreign investments occur, the investments will be valued at their fair value as determined in good faith by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute all of its net investment income and realized capital gains, if any, to its shareholders in a single, combined distribution by December 31 of each year. After every distribution, the value of a share is automatically reduced by the amount of the distribution. You may elect to have all your dividends and capital gains distributions from the Funds automatically reinvested in additional shares of that Fund at the next computed net asset value at the close of business on the payment date. You may, instead, elect to receive your distributions in cash, which the Fund will pay by either crediting your bank account by Electronic Funds Transfer or issuing a check to you within five business days of the reinvestment date. If no election is made all distributions will automatically be reinvested in shares of the Fund. You may change your election by notifying the Fund in writing prior to the record date for a particular distribution. There are no charges in connection with the reinvestment of distributions.

TAXES

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Fund of federal income and excise taxes on the portion of its net ordinary income and net realized capital gain distributed to shareholders.

You are subject to federal income tax at ordinary income tax rates on any dividends derived from net investment income and distributions of net short-term capital gains, whether received in cash or in additional shares. A portion of such dividends received by corporate shareholders may qualify for the dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) are taxable to you as long-term gains regardless of how long you have held your Fund shares. Dividends and distributions declared by the Fund may also be subject to state and local taxes.

If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The share price at the time of your purchase may include unrealized gains in the securities held in the investment portfolio of that Fund. If these portfolio securities are subsequently sold and the gains are realized, they will (to the extent not offset by capital loses) be paid to you as a distribution of capital gains and be taxable to you.

The Fund will be required to withhold 31% of all dividends, distributions and redemption proceeds if you do not provide the Fund with your valid social security or taxpayer identification number or are otherwise subject to backup withholding. In addition to the 31% backup withholding, your account will be charged $50 to reimburse the Fund for any penalty that the IRS imposes on the Fund for your failure to provide the required information.

Each shareholder will receive information annually on Form 1099 as to the federal income tax status of all dividends and other distributions paid or deemed paid to them for the year.

The foregoing is only a summary of some important tax considerations generally affecting the Funds and their shareholders. Prospective shareholders are urged to consult their tax advisers concerning the tax consequences of this investment.

GENERAL INFORMATION

The Funds are organized as diversified open-end management investment companies registered under the Investment Company Act of 1940 ("1940 Act") as three series of Baron Asset Fund, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on February 19, 1987. The Funds are each authorized to issue an indefinite number of shares of beneficial interest. The Declaration of Trust permits the Trustees to establish additional series. Each share of a Fund has one vote on all matters for which a shareholder vote is required, and participates equally in dividend and capital gain distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. Shares are fully paid and non-assessable and there are no preemptive, conversion or exchange rights. Shares do not have cumulative voting rights and, as a result, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees.

As a Massachusetts business trust, annual shareholder meetings are not required. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees on the written request of not less than 10% of the outstanding shares. Such removal can be effected upon the action of two-thirds of the outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, 48 Wall Street, New York, New York 10015 is the custodian for the Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. In their respective capacities both institutions maintain certain financial and accounting records pursuant to agreements with the Funds. They do not assist in and are not responsible for investment decisions involving assets of the Funds.

SHAREHOLDER INFORMATION

All shareholder inquiries regarding account information or transactions should be directed to DST Systems, Inc., P.O. Box 419946, Kansas City, MO 64141-6946, or by telephone to 1-800-442-3814.

Shareholder inquiries about general Fund information should be directed to the Funds' office at 1-800-99-BARON or 212-583-2100.

Shareholders will be provided semi-annual unaudited and annual audited reports, including a listing of portfolio securities held. A single copy of each report will be mailed to an address at which more than one registered shareholder with the same last name (except nominees) has indicated mail is to be delivered, unless a shareholder requests otherwise.

MANAGEMENT DISCUSSION AND ANALYSIS

BARON ASSET FUND

Baron Asset Fund performed well in the fiscal year ended September 30, 1996, both absolutely and relative to other equity funds and market averages. The Fund's one year performance of 21.3% was better than its 17.9% average annual performance since its inception almost ten years ago. Baron Asset Fund ranks among the top 2% of all taxable equity funds since its inception in June 1987, according to Lipper Analytical data.

[GRAPH]

Although the Fund performed well during the year, performance was not uniform throughout the year nor was the performance uniform across all areas of investment. Baron Asset Fund began the fiscal year under-performing the market averages in the December 1995 quarter, significantly out-performing the market averages in the March and June quarters of 1996, and then closed the year under-performing the market averages in the September 1996 quarter. The Fund's approach to analyzing the long-term prospects of businesses leaves it susceptible to short periods of under-performance when other investors focus on short term events and ignore the positive long term prospects of businesses that our research has identified. After a period of negative returns and under-performance for the last five months, the portfolio seems attractively priced relative to the fundamental performance of the companies in which we are invested, and we are well-positioned for relatively good performance in 1997.

The performance of the Fund was not uniform across sectors. The Fund performed well with its investments in Amusement & Recreation, Business Services, Education, Government Services, Media & Entertainment and Retail Stores. However, the Fund did not perform well with its investments in Communications, Financial Services and Health Care Services. While the stock prices of these investments did not perform well during the year, in most cases the fundamentals of these businesses were strong and these industries that under-performed last year represent significant opportunities for the Fund in the upcoming year.

Baron Asset Fund concentrates its investments in small and mid-sized companies. During the year the performance of market averages that represent this universe of smaller companies significantly under-performed the market averages that represent more established large cap companies. We believe that in the slow-growth environment that we anticipate for 1997, investors should be willing to pay a premium for those companies that can grow at above average rates and small cap stocks should do well in this environment after under-performing in 1996.

In fiscal year 1997, the Fund will continue to invest in companies that are undervalued, with significant growth prospects and increasing profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and by investment theme, but also by external factors that we have identified that could affect company performance. This approach to investing in companies, and not trading in stocks, should allow the Fund to continue to produce above average rates of return with an attractive risk profile. We are looking forward to a successful 1997.

BARON GROWTH & INCOME FUND

Baron Growth & Income Fund performed well in the fiscal year ended September 30, 1996, both absolutely and relative to other equity funds and the market averages. The Fund is the number one ranked growth & income fund since its inception on January 3, 1995, according to Lipper Analytical data.

The Fund's strong performance can be attributed to its investment strategy of allocating approximately 60% of its portfolio to rapidly growing, well managed, very profitable small-cap companies that are attractively priced, and the remaining 40% to value oriented, income producing securities, also principally of smaller companies.

[GRAPH]

The growth component of the Fund performed well with its investments in Amusement & Recreation, Business Services, Education, Government Services and Retail Stores. The Fund's investments in Communications and Health Care Services under-performed the Fund overall and provide opportunities for strong performance in 1997.

The income component of the Fund performed well with its heavy allocation of, on average, nearly 23% of the portfolio in REITs. The REIT portion of the Fund gained 26.5% for the year. The combination of strong performance from this income component and substantial current income provided the Fund with very attractive relative risk characteristics for a fund that is mostly invested in small cap companies.

In fiscal year 1997, the Fund's portfolio should continue to be structured as it was in fiscal year 1996. Approximately 40% of the portfolio will likely remain invested in income producing securities. We currently expect that more than half of this portfolio segment will be invested in REITs. We expect the income component of the Fund to produce annual returns of approximately 15%. This is a combination of attractive yields and moderate business growth. The growth component of the portfolio, like that of Baron Asset Fund, will be fully invested in stocks that have the potential to appreciate in value at least 50% during the next two years.

The Fund's portfolio is well positioned to offer attractive returns by investing in small cap companies with significant growth potential, while mitigating risk because of the cushion provided by its investments in income-producing securities. We are looking forward to a successful 1997.

HOW TO PURCHASE SHARES

(Please consult the Prospectus for more detailed information)

BY MAIL

To open a new account send your application form with your check payable to:

         Baron Funds
         P.O. Box 419946
         Kansas City, MO 64141-6946

When making subsequent investments, complete the additional investment form provided at the bottom of your account statement or purchase confirmation, or write a note indicating in which Baron Fund the investment should go and the account number.

BY TELEPHONE

Once your account is open you may make subsequent investments by telephone and exchange between the Funds if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-442-3814 for the forms.

BY WIRE

You can make your initial or subsequent investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442-3814 to obtain an account number. (2) Complete the application form and mail it to:

         Baron Funds
         P.O. Box 419946
         Kansas City, MO 64141-6946

(3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) the Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

BY BROKER-DEALERS

You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. Investors should be aware that if you purchase the shares directly from the Funds, no transaction fee is charged.

HOW TO REDEEM SHARES

(Please consult the Prospectus for more detailed information)

BY MAIL

Shares may be sold by executing a written request for redemption, as described below, and mailing the request to:

         Baron Funds
         P.O. Box 419946
         Kansas City, MO 64141-6946

The redemption request must specify the name of the Fund, the number of shares, or dollar amount, to be redeemed and the account number.

BY TELEPHONE

If you have selected the telephone redemption option when you opened your account, you may redeem up to $25,000 per quarter by telephone. To add this option to your account call 1-800-442-3814 for a telephone redemption form. Once made, your telephone request cannot be modified or canceled. The minimum amount that you may redeem by telephone is $1,000.

BY WIRE

To have redeemed shares wired to you please call 1-800-442-3814 for instructions.

BY BROKER-DEALERS

You may redeem shares through broker-dealers or other institutions who may charge you a fee.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed is greater than $25,000, all of the signatures on a redemption request and/or certificate must be guaranteed by an "eligible" guarantor. Corporations and other entities may have additional requirements.

                           Not part of the Prospectus.

                                BARON ASSET FUND
                           BARON GROWTH & INCOME FUND
                              BARON SMALL CAP FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION
                               September   , 1997

                                   ----------

        BARON  ASSET  FUND  is  a  no-load,  open-end,   diversified  management
investment company organized as a series fund with three series currently available (individually a "Fund" and collectively the "Funds"): BARON ASSET FUND, started in June of 1987, BARON GROWTH & INCOME FUND, started in January of 1995, and BARON SMALL CAP FUND, started September , 1997. BARON ASSET FUND'S investment objective is to seek capital appreciation through investments in securities of small and medium sized companies with under valued assets or favorable growth prospects. BARON GROWTH & INCOME FUND'S investment objective is to seek capital appreciation with income as a secondary objective. BARON SMALL CAP FUND'S investment objective is to seek capital appreciation through investments primarily in securities of small companies.

                                   ----------

        This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' prospectus dated September , 1997 as amended or supplemented from time to time (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. Additional copies of the Prospectus may be obtained without charge by writing or calling the Funds at the address and telephone number set forth above.

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                                TABLE OF CONTENTS


                                                   Page in
                                                   Statement
                                                   of
                                                   Additional    Page in
                                                   Information   Prospectus
                                                   -----------   ----------

Investment Objectives and Policies.................   3              6
        Investment Restrictions....................   3
        Short Sales Against the Box................   7              11
        Option Transactions........................   8              10
        Use of Segregated and Other Special Accounts  10             10
        Depository Receipts........................   11             12

Medium and Lower Rated Corporate Debt Securities...   12             8
        Turnover Rate..............................   14             12

Management of the Funds
        Board of Trustees and Officers.............   15             16
        Principal Holders of Shares................   17
        Investment Adviser.........................   17             15
        Distributor................................   19             18
        Distribution Plan..........................   20             18
        Brokerage..................................   23             15
        Custodian, Transfer Agent and
        Dividend Agent.............................   26             25

Redemption of Shares...............................   26             20

Net Asset Value....................................   26             22

Taxes   ...........................................   27             24

Organization and Capitalization....................   28             25
        General....................................   28             25
        Shareholder and Trustee Liability..........   28

Other Information..................................   27             25
        Independent Accountants....................   27             4
        Calculation of Performance Data............   27             14


                       INVESTMENT OBJECTIVES AND POLICIES

        The following information supplements the discussion of the Funds' investment objectives and policies set forth on pages 6-14 of the Prospectus. Unless otherwise specified, the investment programs and restrictions are not fundamental policies. Such operating policies are subject to change by the Fund's Board of Trustees without the approval by the shareholders. Shareholders will, however, be notified prior to any material changes. Fundamental policies may be changed only with the approval of a majority of the Funds' outstanding voting securities.

INVESTMENT RESTRICTIONS

        BARON ASSET FUND, BARON GROWTH & INCOME FUND, and BARON SMALL CAP FUND have adopted the following investment restrictions, which include those described in the Prospectus. These restrictions represent fundamental policies of the Funds and may not be changed without the approval of the Funds' shareholders. Unless otherwise noted, all percentage restrictions are as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND may not:

        1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;

        2.     Borrow  money  except  from banks for  temporary  purposes  in an
               amount  not   exceeding  5%  of  the  Fund's  total  assets  less
               liabilities at the time the borrowing is made;

        3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;

        4. Make short sales of securities, maintain a short position, write put options or buy futures contracts;

        5.     Purchase or sell commodities or commodity contracts;

        6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;

        7.     Invest in oil, gas or mineral-related programs or leases;

        8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;

        9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;

        10. Invest more than 10% of the value of the Fund's assets in securities which are restricted or not readily marketable or in repurchase agreements maturing or terminable in more than seven days;

        11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;

        12. Participate on a joint, or a joint and several, basis in any securities trading account;

        13.    Underwrite  securities of other issuers;

        14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;

        15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;

        16. Invest more than 5% of its total assets in warrants to purchase common stock;

        17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S.

               Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or

        18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may not:

        1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.

        2. Except as described in the prospectus, engage in short-sales, purchase securities on margin or maintain a net short position.

        3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.

        4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

        5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.

        6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.

        7.     Underwrite securities of other issuers.

        8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.

        9. Participate on a joint, or a joint and several, basis in any securities trading account.

        10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.

        11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

        12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND will not:

        1. Invest in securities of other registered investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies.

        2. Invest more than 5% of its total assets in warrants to purchase common stock.

        3. Purchase the securities of any issuer of which any officer or director of the Fund owns 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%.

        The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications. The portfolios of the Funds are valued every day the New York Stock Exchange is open for trading.

        With respect to investments in warrants, the Funds will not invest in excess of 2% of the value of the particular Fund's net assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are essentially options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

SHORT SALES AGAINST THE BOX

        BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may sell short "against the box" to protect or defer an unrealized gain in a security. At the time of the short sale, the Funds will either own or have the unconditional right to acquire at no additional cost the identical security sold short. The Funds may use this technique in connection with convertible securities as well as common stock. The Funds may have to pay a fee to borrow securities, which would partially offset any gain thereon.

OPTIONS TRANSACTIONS

        BARON ASSET FUND may write (sell) call options and purchase put options, and BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may purchase or write put or call options. The purpose of writing covered call options is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share.

        A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying security against a substantial decline in the market value by giving the Fund the right to sell such security at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. The Fund's purchase of a call option on a security might be intended to protect the Fund against an increase in the price of the underlying security that it intends to purchase in the future by fixing the price at which it may purchase such security or to limit the loss to the extent of the premium for a security it might otherwise purchase. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

        With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

        The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

        OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including terms such as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

        Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in according with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-1" from Standard & Poor's Corporation ("S&P") or "P-1" from Moody's Investor Services ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities.

        If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

        BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may purchase and sell call options, and BARON ASSET FUND may sell options, on corporate debt securities and equity securities (including convertible securities). All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

        BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may purchase and sell put options, and BARON ASSET FUND may buy put options, on corporate debt securities and equity securities (including convertible securities). All put options must be covered. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

        Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A put option written requires that the Fund segregate liquid, high grade assets equal to the exercise price. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

        OTC options entered into by a Fund will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. OCC-issued and exchange-listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery, or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

DEPOSITORY RECEIPTS

        The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADR's or EDRs although the issuing bank or trust company may impose on the purchase of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES

        BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Funds may invest in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the Adviser, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

        Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing.

        The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities.

Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Funds' portfolio. The credit ratings assigned by a rating agency to a security is a factor considered by the Adviser in selecting a security, but the intrinsic value in light of market conditions and the Adviser's analysis of the fundamental values underlying the issuer are of more significance. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. If the Funds purchased primarily higher rated debt securities, risks would be substantially reduced.

        A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to have an impact on the market price of any medium to lower grade corporate debt securities in the portfolio and thus could have an effect on the net asset value of a Fund if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

        To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established retail market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines.

TURNOVER RATE

        The adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND should not exceed 100%. A portfolio turnover rate of 100% would occur if all the securities in the portfolio were replaced in a one year period. The portfolio turnover rate is calculated by dividing the lesser of portfolio purchases or sales by the average monthly value of portfolio securities, excluding short term securities. For the year ended September 30, 1995, BARON ASSET FUND'S portfolio turnover was 35%. For the year ended September 30, 1996, BARON ASSET FUND'S portfolio turnover was 19% and BARON GROWTH & INCOME FUND'S portfolio turnover was 40%. For the period January 3, 1995 (commencement of operations) to September 30, 1995, BARON GROWTH & INCOME'S portfolio turnover was 41% (54% on an annualized basis). BARON SMALL CAP FUND has no historical rates to report at this time.

        The turnover rate fluctuates depending on market conditions.

                             MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

        The Trustees and executive officers of the Funds and their principal occupations during the last five years are set forth below.

                             POSITION HELD        PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             WITH THE FUND        DURING PAST FIVE YEARS
----------------             -------------        -----------------------

Ronald Baron  *+              President and       President and Director of:  Baron
767 Fifth Avenue              Trustee             Capital, Inc. (1982-Present), Baron
New York, NY 10153                                Capital Management, Inc. (1983-
                                                  Present), Baron Capital Group, Inc.
                                                  (1984-Present), BAMCO, Inc. (1987-
                                                  Present).

Norman S. Edelcup             Trustee             Chairman, Item Processing of
244 Atlantic Isle                                 America (1989-Present), (financial
N. Miami Beach, FL 33160                          institution service bureau); Director,
                                                  Valhi Inc. (1975-Present) (diversified
                                                  company); Director, Artistic
                                                  Greetings, Inc. (1985-Present).

Neal M. Elliott               Trustee             President,  Chief Executive Officer
6001 Indian School Road, NE                       and Chairman,  Horizon/CMS
Albuquerque, NM 87110                             Healthcare Corp. (1986-Present)
                                                  (long term health care); Director,
                                                  LTC Properties, Inc.(1992-Present)
                                                  (real estate investment trust);
                                                  Director, Frontier Natural Gas
                                                  Corp. (1991-Present) (oil and gas
                                                  exploration).

Mark M. Feldman               Trustee             President and Chief Executive
444 Madison Avenue, Ste 703                       Officer, Cold Spring Group, Inc.
New York, NY 10020                                (1993-Present) (reorganization and
                                                  restructuring consulting);
                                                  Executive Vice President and Chief
                                                  Restructuring Officer, Lomas
                                                  Financial Corp. and subsidiaries
                                                  (1995-1996) (reorganizing debtors-
                                                  in-possession); Trustee, Aerospace
                                                  Creditors Liquidating Trust (1993-
                                                  Present) (administers and
                                                  liquidates assets).


Irwin Greenberg               Trustee             Chairman, Lehigh Valley Hospital
3048 Congress                                     Board (1991-Present); Retail
Street Allentown, PA 18101                        Consultant, (1990-Present);
                                                  Director, Cedar Crest College
                                                  (1990-Present); President and Chief
                                                  Executive Officer, Hess's
                                                  Department Stores (1976-1990).


                             POSITION HELD        PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             WITH THE FUND        DURING PAST FIVE YEARS
----------------             -------------        -----------------------
Clifford Greenberg            Vice President      Vice President, Baron Capital,
767 Fifth Avenue                                  Inc., BAMCO, Inc. (1997-Present);
new York, NY 10153                                General Partner, HPB Associates,
                                                  L.P. (1984-1996) (investment
                                                  partnership).

Linda S. Martinson *+         Secretary,          General Counsel and Secretary of:
767 Fifth Avenue              Vice President,     Baron Capital, Inc. (1983-Present),
New York, NY 10153            and Trustee         BAMCO, Inc. (1987-Present), Baron
                                                  Capital Group, Inc. (1984-
                                                  Present),Baron Capital Management,
                                                  Inc. (1983-Present).

Charles N. Mathewson          Trustee             Chairman of the Board,
5270 Neil Road                                    International Game Technology
Reno, NV 89502-4169                               (1986-Present) (manufacturer of
                                                  microprocessor- controlled gaming
                                                  machines and monitoring systems).

Raymond Noveck +              Trustee             President, Strategic Systems, Inc.
31 Karen Road                                     (1990-Present) (health care
Waban, MA 02168                                   information); Director, Horizon/CMS
                                                  Healthcare Corporation (1987-
                                                  Present).

Susan Robbins                 Vice President      Senior Analyst, Vice President,
767 Fifth Avenue                                  Secretary and Director of: Baron
New York, NY 10153                                Capital, Inc. (1982-Present), Baron
                                                  Capital Management, Inc. (1983-
                                                  Present), Baron Capital Group, Inc.
                                                  (1984-Present).

Morty Schaja *                Vice President      Managing Director, Vice President,
767 Fifth Avenue              and Trustee         Baron Capital, Inc. (1991-Present),
New York, NY 10153                                and Director, Baron Capital Group,
                                                  Inc., Baron Capital Management,
                                                  Inc., and BAMCO, Inc. (1997-
                                                  Present).

Daniel Tisch                  Trustee             Partner, Mentor Partners, L.P.
500 Park Avenue                                   (1989- Present) (investment
New York, NY 10022                                partnership).



                             POSITION HELD        PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             WITH THE FUND        DURING PAST FIVE YEARS
----------------             -------------        -----------------------
David A. Silverman, M.D.      Trustee             Physician (1976-Present).
239 Central Park West
New York, NY 10024

Peggy Wong                    Treasurer and       Treasurer and Chief Financial
767 Fifth Avenue              Chief Financial     Officer of: Baron Capital, Inc.,
New York, NY 10153            Officer             Baron Capital Group, Inc., BAMCO,
                                                  Inc., Baron Capital Management,
                                                  Inc., (1987- Present).


-------------------------------------------------------------------------------


* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.

        The Trustees who are not affiliated with or interested persons of the Funds' investment adviser receive fees of $5,000 annually plus an attendance fee of $500 for each meeting attended in person ($250 for telephone participation). The Trustees who are interested persons of the Funds' investment adviser receive no compensation from the Funds. As indicated in the above table, certain Trustees and officers also hold positions with the Funds' adviser and distributor.

PRINCIPAL HOLDERS OF SHARES

        As of December 20, 1996, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the Funds:


                                                   BARON ASSET   BARON GROWTH
                                                   FUND          & INCOME FUND
                                                   -----------   -------------
        Charles Schwab & Co., Inc.                      52.1%           49.5%

        National Financial Services Corp.                9.9%           17.1%

        Bankers Trust Co.                                5.3%


All of the above record owners are brokerage firms or trust companies that hold stock for the benefit of their respective customers. As of December 31, 1996, all of the officers and Trustees of BARON ASSET FUND as a group beneficially owned directly or indirectly 0.56% of BARON ASSET FUND'S outstanding shares and 0.74% of Baron Growth & Income Fund's outstanding shares.

INVESTMENT ADVISER

        The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 25 years of experience as a Wall Street analyst and has managed money for others for over 20 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. BARON ASSET FUND incurred advisory expenses of $6,923,899 for the year ended September 30, 1996; $1,549,306 for the year ended September 30, 1995; and $674, 234 for the year ended September 30, 1994. BARON GROWTH & INCOME FUND incurred advisory expenses of $994,621 for the year ended September 30, 1996; and $60,398 for the period January 3, 1995 (commencement of operations) to September 30, 1995. BARON SMALL CAP FUND has no operating history at this time.

        Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser.

        The Funds pay all operating and other expenses not borne by the Adviser such as audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

        Ronald Baron is the controlling stockholder, President and a Director of BCG. The Adviser utilizes the staffs of Baron Capital and Baron Capital's subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Fund. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and Baron Capital have investment objectives which may vary only slightly from those of each other and of the Fund. BCM and Baron Capital invest assets in such clients' accounts and in the accounts of principals and employees of BCM and Baron Capital in investments substantially similar to, or the same as, those which constitute the principal investments of the Fund. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser, BCM and Baron Capital to allocate such transactions in a manner deemed equitable by the Adviser, and for the Adviser's, BCM's and Baron Capital's principals and employees to take either the same or least favorable price of the day.

        Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

        Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

        The Advisory Agreement with respect to BARON ASSET FUND and BARON GROWTH & INCOME FUND were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 ("1940 Act")) on May 11, 1987, and October 21, 1994,
respectively. The Advisory Agreement with respect to BARON SMALL CAP FUND was approved by a majority of the Trustees, including a majority of the non-interested Trustees, on September , 1997. BARON SMALL CAP FUND'S Advisory Agreement is for an initial two year period but the Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to BARON ASSET FUND and BARON GROWTH & INCOME FUND, such approval for 1996 was approved at a Board of Trustees meeting held on April 16, 1996.

        Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by 1940 Act).

DISTRIBUTOR

        The Funds have a distribution agreement with Baron Capital, Inc., ("Baron Capital" or the "Distributor") a New York corporation and a subsidiary of BCG (controlled by Ronald Baron), located at 767 Fifth Avenue, New York, N.Y. 10153. Baron Capital is affiliated with the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").

DISTRIBUTION PLAN

        The Distribution Plan authorizes the Funds to pay the Distributor a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; interest expenses; preparing, printing and distributing promotional and advertising material;

preparing, printing and distributing the Prospectus and reports to other than current shareholders; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Fund.

        If and to the extent the expenses listed below are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1, they are exempted from the limits set forth above: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information; (d) all legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares;
(g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all costs of responding to telephone or mail inquiries of shareholders or prospective shareholders.

        The  Distribution   Plan  requires  that  while  it  is  in  effect  the
Distributor report in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

        For the fiscal year ended September 30, 1996, BARON ASSET FUND paid distribution fees to the Distributor of $1,730,975 (an additional $696,333 was incurred but not paid pursuant to the 0.25% limitation), and BARON GROWTH & INCOME FUND paid distribution fees to the Distributor of $248,655 (an additional $90,398 was incurred but not paid pursuant to the 0.25% limitation). The distribution expenses incurred by the Distributor for the fiscal year ended September 30, 1996 with respect to these two Funds were as follows:

        (a)    Advertising                                    $    4,548



        (b)    Printing and mailing of prospectuses to other     560,132
               than current shareholders

        (c)    Compensation paid or to be paid to sales        1,552,617
               personnel



        (d)    Other                                             649,064

        Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement. Ronald Baron, an interested person of the Funds, the Adviser and the Distributor, had such an interest.

        BARON ASSET FUND received net proceeds of approximately $1,084,669,617 from sales of its shares during the fiscal year ended September 30, 1996. The cost of shares redeemed by the Fund during such year was approximately $305,341,662. BARON GROWTH & INCOME FUND received net proceeds of approximately $203,482,737 from sales of its shares for the fiscal year ended September 30,1996. The cost of shares redeemed by the Fund during such period was approximately $43,883,283. BARON SMALL CAP FUND has no operating history.

        The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

        Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares.

        Baron Capital anticipates that its actual expenditures will substantially exceed the distribution fee received by its during the early years of the Funds, and that in later years its expenditures may be less than the distribution fee, thus enabling Baron Capital to realize a profit in those years. For example, if a Fund's average daily net asset value were $2 million, even if Baron Capital incurred $50,000 of distribution expenses, it would receive only $10,000 as its fee. Alternatively, if, the Fund's daily average net assets were $25 million, and Baron Capital incurred $60,000 of distribution expenses, it would receive $125,000 as its fee giving Baron Capital a $65,000 profit. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

        Unless terminated in accordance with its terms, the Distribution Plan shall continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by its Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

        The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of a majority of the shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

        The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in business of underwriting, selling or distributing securities. Accordingly, the Distributor will enter into agreements with banks only to provide administrative assistance. However, changes in federal or state statues and regulations pertaining to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

BROKERAGE

        The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price. Brokerage transactions for the Funds are effected chiefly by or through the Adviser's affiliate, Baron Capital, when consistent with this objective and subject to the conditions and limitations of the 1940 Act. Baron Capital is a member of the National Association of Securities Dealers, Inc., but is not a member of any securities exchange.

        The Funds' Board of Trustees has adopted procedures pursuant to Rule 17e-1 of the 1940 Act which are reasonably designed to provide that the commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other enumeration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Board reviews no less frequently than quarterly that all transactions effected pursuant to Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. The Funds and the Adviser furnish such reports and maintain such records as required by Rule 17e-1. The Funds do not deal with Baron Capital in any portfolio transaction in which Baron Capital acts as principal.

        For the fiscal year ended September 30, 1996, of the total $1,576,882 brokerage commissions paid by BARON ASSET FUND and BARON GROWTH & INCOME FUND, $1,383,564 brokerage commissions were paid to Baron Capital. The brokerage commissions paid to Baron Capital represent 87.7% of the aggregate dollar amount of brokerage commissions paid and 58.4% of the aggregate dollar amount of transactions involving the payment of commissions for the 1996 fiscal year. For the fiscal year ended September 30, 1995, of the total $369,753 brokerage commissions paid by the Funds, $341,336 in brokerage commissions were paid to Baron Capital. The brokerage commissions paid to Baron Capital represent 92.3% of the aggregate dollar amount of brokerage commissions paid and 89.0% of the aggregate dollar amount of transactions involving the payment of commissions for the 1995 fiscal year. For the fiscal year ended September 30, 1994, of the total $131,851 in brokerage commissions paid by BARON ASSET FUND, $118,918 in brokerage commissions were paid to Baron Capital. The brokerage commissions paid to Baron Capital represent 90.2% of the aggregate dollar amount of brokerage commissions paid and 89.9% of the aggregate dollar amount of transactions involving the payment of commissions for BARON ASSET FUND for the 1994 fiscal year. BARON

SMALL CAP FUND has no operating history.

        Under the  Investment  Advisory  Agreements  and as permitted by Section
28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer (except Baron Capital) which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

        Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration the in the selection of brokers to execute portfolio transactions.

        Baron Capital acts as broker for, in addition to the Funds, accounts of BCM and Baron Capital, including accounts of principals and employees of Baron Capital, BCM and the Adviser. Investment decisions for the Funds for investment accounts managed by BCM and for accounts of Baron Capital are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's, BCM's and/or Baron Capital's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM and Baron Capital. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.

        The investment advisory fee that the Funds pay to the Adviser is not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would by useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would by useful to the Adviser in carrying out its obligations to the Funds.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

        The Bank of New York, 48 Wall Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., CT-7 Tower, 1004 Baltimore, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds. Both institutions are responsible for the maintenance of the Funds' portfolios and general accounting records, and provide certain shareholder services.

                              REDEMPTION OF SHARES

        The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

                                 NET ASSET VALUE

        As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

        Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

        U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.

                                      TAXES

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

        A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

        For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders maybe further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

        The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

        The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

        Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.

                         ORGANIZATION AND CAPITALIZATION

GENERAL

        BARON ASSET FUND is an open-end investment company organized as a series fund and established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 19, 1987, as amended. The three series currently available are BARON ASSET FUND, BARON GROWTH & INCOME FUND, and BARON SMALL CAP FUND. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting foe the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

        Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgement thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meets its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

        The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

        Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, has been selected as independent accountants of the Funds.

CALCULATIONS OF PERFORMANCE DATA

        Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

                                P(1+T)'pp'N =ERV

               Where: P = a hypothetical initial payment of $1,000 T = average annual total return

                         'pp'n = number of years

                           ERV = ending redeemable value at the end of the
                                 period of a hypothetical $1,000 investment made at the beginning of the period

        Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

        All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

        Computed in the manner described above, the performance of BARON ASSET FUND has been:


                         AVERAGE ANNUAL TOTAL RETURN                  ACTUAL RETURN (does not
                         (prior to January 1, 1992                    include the 2% contingent
                         includes the 2% contingent                   deferred sales load)
                         deferred sales load where
                         investment is less than 3 years)


Year ended                              +22.0%                             +22.0%
12/31/96

Year ended                              +35.3%                             +35.3%
12/31/95

Year ended                               +7.4%                              +7.4%
12/31/94

Year ended                              +23.5%                             +23.5%
12/31/93




Year ended                              +13.9%                             +13.9%
12/31/92

Year ended                              +32.0%                             +34.0%
12/31/91

Year ended                              -20.5%                             -18.5%
12/31/90

Year ended                              +23.0%                             +25.0%
12/31/89

Year Ended                              +32.4%                             +34.4%
12/31/88

Inception (06/12/87)                    +17.6%                            +371.0%
to 12/31/96

Inception (06/12/87)                    +17.1%                            +286.2%
to 12/31/95

Inception (06/12/87)                    +14.9%                            +185.5%
to 12/31/94

Inception (06/12/87)                    +16.1%                            +165.8%
to 12/31/93

Inception (06/12/87)                    +14.8%                            +115.2%
to 12/31/92

Inception (06/12/87)                    +15.0%                             +89.0%
to 12/31/91




                         AVERAGE ANNUAL TOTAL RETURN                  ACTUAL RETURN (does not
                         (prior to January 1, 1992                    include the 2% contingent
                         includes the 2% contingent                   deferred sales load)
                         deferred sales load where
                         investment is less than 3 years)


Inception (06/12/87)                    +10.1%                             +41.0%
to 12/31/90

Inception (06/12/87)                    +23.4%                             +73.0%
to 12/31/89

Inception (06/12/87)                    +22.1%                             38.4%
to 12/31/88

Five Years Ended                        +22.3%                            +173.9%
12/31/95


For BARON GROWTH & INCOME FUND the performance has been:


Year Ended 12/31/96                     +27.7%                             +27.7%

Year Ended 12/31/95                     +52.5%                             +52.5%

Two Years Ended 12/31/96                +39.6%                             +94.8%
(From Inception 01/03/95)



BARON SMALL CAP FUND has no operating history.

        Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

        In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., CDA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, Smartmoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, and/or USA Today. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000, or Small Cap; NASDAQ/OTC Composite, New York Stock Exchange; and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services,the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth and income funds, equity income funds, and any combination of the above listed categories.

                                BARON ASSET FUND

                            PART C. OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS
               a. Financial Statements:
                  Included in Part B of this Registration Statement:
                    Report of Independent Accountants^
                    Statement of Net Assets at September 30, 1996^
                    Statement of Assets and Liabilities at September 30, 1996^ Statement of Operations for the Year Ended to September 30, 1996^
                    Statement of Changes in Net Assets for the Years Ended September 30, 1996 and 1995^
                    Notes to the Financial Statements^
                    Supplementary Information (condensed financial information) (also included in Part A of this Registration Statement)^

               b. Exhibits:

                      1. Declaration of Trust dated February 19, 1987.
                      2. By-laws dated February 19, 1987.
                      3. Inapplicable.
                      4. Specimen Share Certificates representing shares of
                         beneficial interest of $.01 par value.
                      5. (a) Investment Advisory Agreement between
                             Baron Asset Fund and BAMCO, Inc.
                         (b) Investment Advisory Agreement between Baron Growth
                             & Income Fund and BAMCO, Inc.
                     6. Distribution Agreement with Baron Capital, Inc.
                     7. Inapplicable.
                     8. (a) Custodian Agreement with The Bank of New York.
                        (b) Fee Schedule for Exhibit 8(a).
                     9. (a) Transfer Agency Agreement with Supervised Services
                            Company, Inc.
                        (b) Fee Schedule for Exhibit 9(a).
                    10. Opinion and consent of counsel as to legality of shares being registered (filed with Rule 24f-2 Notice).
                    11. Consent of Independent Certified Public Accountants.^
                    12. Inapplicable.
                    13. Letter agreement between the Registrant and the
                        Purchaser of the Initial Shares.
                    14. (a) IRA Disclosure Statement.
                        (b) IRA Account Application.
                        (c) 5305-A Agreement.
                    15. Distribution Plan pursuant to Rule 12b-1.
                    16. Schedule for computation of performance quotations.^
                    17. Power of Attorney.



^ Previously filed with Post-Effective Amendment No.12.

ITEM 25.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
               WITH REGISTRANT
The following diagram indicates the persons under common control with Registrant, all of which are incorporated in New York.

                                  Ronald Baron
                                        |
                                        |
                                       90%
                                        |
                                        |
                                        |
                            Baron Capital Group, Inc.
                               |               |
                               |               |
                              100%            100%
                               |               |
                               |               |
                      Baron Capital, Inc.     BAMCO, Inc.
                               |
                               |
                              100%
                               |
                               |
                               |

                         Baron Capital Management, Inc.

Baron Capital, Inc. serves as distributor of Registrant's shares and performs brokerage services for Registrant. BAMCO, Inc. serves as investment adviser to Registrant. Ronald Baron, President of Registrant, is the controlling shareholder of Baron Capital Group, Inc. and serves as President of all the above entities.

Item 26.       NUMBER OF HOLDERS OF SECURITIES (AS OF JUNE 11, 1997)


               (1)                                            (2)

        Title of Class of Series                  Number of Shareholders(approx)
        ------------------------                  ------------------------------

        Shares of beneficial interest
        ($.01 par value),

        Baron Asset Fund                                    115,000
        Baron Growth & Income Fund                           24,000




ITEM 27.       INDEMNIFICATION
        Article IV of Registrant's Declaration of Trust states as follows:

        Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust of its shareholders, in connection with Trust Property of the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one of more Series whose shares were held by said shareholder at the time the act or event occurred which gave rise to the claim against or liability of said shareholder. The rights accruing to a shareholder under this Section 4.1 be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided herein.

        Section 4.2. Non-Liability of Trustees, Etc.

        No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Section 4.3. Mandatory Indemnification.
        (a) Subject to the exceptions and limitations contained in paragraph (b) below:

               (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

        (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or a Series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not the have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                             (A) by the court or other body approving the settlement or other disposition; or

                             (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

        (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

        (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

               (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

               (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

        As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

ITEM 28. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

        The business and other connections of BAMCO, Inc. is summarized under "The Adviser" in the Prospectus constituting Part A of the Registration Statement, which summary is incorporated herein by reference.

        The business and other connections of the officers and directors of BAMCO, Inc. is currently listed in the investment adviser registration on Form ADV for BAMCO, Inc. (File No. 801-29080) and is incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS
        (a) Inapplicable.

        (b)


          (1)                                 (2)                            (3)
                                          Positions and                   Positions and
Name and Principal                        Offices with                    Offices with
 Business Address                           Underwriter                     Registrant
------------------                        -------------                   -------------
Ronald Baron                              Director and                    Trustee and
767 Fifth Avenue                           President                       President
New York, N.Y. 10153

Collin Baron                              Director                        None
855 Main Street
Bridgeport, CT 06604

Susan Robbins                             Director                        Vice President
767 Fifth Avenue                          and Vice President
New York, N.Y. 10153

Peggy Wong                                Treasurer                       Treasurer
767 Fifth Avenue
New York, N.Y. 10153

Morty Schaja                              Vice President                  Trustee and
767 Fifth Avenue                                                          Vice President
New York, N.Y. 10153

Clifford Greenberg                        Vice President                  Vice President
767 Fifth Avenue
New York, N.Y. 10153

Linda S. Martinson                        Secretary                       Trustee, Vice
767 Fifth Avenue                                                          President and
New York, N.Y. 10153                                                      Secretary


        (c) Inapplicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

        Certain accounts, books and other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, BAMCO, Inc. and Baron Capital, Inc., 767 Fifth Avenue, 24th Floor, New York, NY 10153. Records relating to the duties of the Registrant's transfer agent are maintained by Supervised Service Company, Inc. 811 Main Street, Kansas City, MO 64105 and of the Registrant's custodian are maintained by The Bank of New York, 48 Wall Street, New York, N.Y. 10015.

ITEM 31. MANAGEMENT SERVICES
        Inapplicable.

ITEM 32. UNDERTAKINGS
        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Registrant undertakes to file an amendment to the Registration Statement which includes financial statements (which need not be certified) within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

                                   SIGNATURES

        Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment No. 13 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 11th day of June, 1997.

                                                 BARON ASSET FUND



                                   By s/Ronald Baron
                                      ____________________________________
                                        Ronald Baron, President

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 13 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signatures                        Title                              Date
        ----------                        -----                              ----



s/ Ronald Baron                           President (Principal               June 11, 1997
_____________________________             Executive Officer) &
   Ronald Baron                           Trustee




*s/Raymond Noveck                         Trustee                            June 11, 1997
_____________________________
   Raymond Noveck




s/ Linda S. Martinson                     Secretary,                         June 11, 1997
_____________________________             Vice President & Trustee
   Linda S. Martinson





        Signatures                        Title                              Date
        ----------                        -----                              ----


s/ Peggy Wong                             Treasurer (Principal               June 11, 1997
_____________________________             Financial & Accounting
   Peggy Wong                             Officer)



*s/Mark M. Feldman                        Trustee                            June 11, 1997
_____________________________
   Mark M. Feldman



*s/Norman S. Edelcup                      Trustee                            June 11, 1997
_____________________________
   Norman S. Edelcup



*s/Charles N. Mathewson                   Trustee                            June 11, 1997
_____________________________
   Charles N. Mathewson



*s/Irwin Greenberg                        Trustee                            June 11, 1997
_____________________________
   Irwin Greenberg



*s/                                       Trustee
_____________________________
   Daniel Tisch



*s/David A. Silverman                     Trustee                            June 11, 1997
_____________________________
   David A. Silverman



*s/N. Elliott                             Trustee                            June 11, 1997
_____________________________
   N. Elliott



s/M. Schaja                               Vice President &                   June 11, 1997
_____________________________
  M. Schaja                               Trustee



s/C. Greenberg                            Vice President                     June 11, 1997
_____________________________
  C. Greenberg




*By:s/ Linda S. Martinson
    ______________________
       Linda S. Martinson
    Attorney-in-fact pursuant to a power of attorney previously filed.



                                BARON ASSET FUND

                                Index to Exhibits

Exhibit No.           Title of Exhibit                                Page
-----------           ----------------                                ----
        1             Declaration of Trust                              *
        2             By-Laws                                           *
        4             Specimen Certificate                              ***
                            Baron Asset Fund
                            Baron Growth & Income Fund
        5(a)          Investment Advisory Agreement for                 **
                      Baron Asset Fund
        5(b)          Investment Advisory Agreement for                 **
                      Baron Growth & Income Fund
        6             Distribution Agreement                            **
        8(a)          Custodian Contract                                *
        8(b)          Fee Schedule for Exhibit 8(a)                     *
        9(a)          Transfer Agency Agreement                         ***
        9(b)          Fee Schedule for Exhibit 9(a)                     ***
        10            Opinion and consent of counsel as to
                      legality of shares being registered
                      (filed with Rule 24f-2 Notice)
        11            Consent of independent accountants                ^
        13            Letter Agreement relating to initial              *
                      capital
        14(a)         IRA Disclosure Statement                          <
        14(b)         IRA Account Application                           <
        15            Distribution Plan pursuant to                     **
                      Rule 12b-1
        16(a,b)       Calculation of Performance                        ^
        27(a)         Financial Data Schedule for                       @
                      Baron Asset Fund
        27(b)         Fianacial Data Schedule for                       @
                      Baron Growth & Income Fund
                      Power of Attorney

--------------------
*    Previously filed with Pre-Effective Amendment No. 1
**   Previously filed with Post-Effective Amendment No. 3
***  Previously filed with Post-Effective Amendment No. 5
**** Previously filed with Post-Effective Amendment No. 7
<    Previously filed with Post-Effective Amendment No. 10
^    Previously filed with Post-Effective Amendment No. 12
@    Previously filed with Form NSAR for period ended 03/31/97


                            STATEMENT OF DIFFERENCES
                            ------------------------

Characters normally expressed as superscript shall be preceded by ......... 'pp'